Exhibit 99.01 Pyxus International, Inc., (NYSE: PYX) BMO May 16, 2019 © Copyright 2019 Pyxus International, Inc. The information contained herein is subject to change without noticeExhibit 99.01 Pyxus International, Inc., (NYSE: PYX) BMO May 16, 2019 © Copyright 2019 Pyxus International, Inc. The information contained herein is subject to change without notice

Legal Disclosures This presentation may include forward-looking information or “forward-looking statements” within the meaning of applicable securities laws. These statements are based on current FORWARD-LOOKING expectations of future events. Such statements may include, but are not limited to, statements about future financial and operating results, plans, objectives, expectations and intentions and STATEMENTS other statements that are not historical facts. Such statements are based on the current beliefs and expectations of management and are subject to significant risks and uncertainties. If underlying assumptions prove inaccurate or known or unknown risks or uncertainties materialize, actual results may differ materially from those currently anticipated, expected or projected. The following factors, among others, could cause actual results to differ from those expressed or implied by the forward-looking statements: changes in the timing of anticipated shipments, currency and interest rate fluctuations, shifts in the global supply and demand position for cannabis and hemp, the ability to develop product-line expansions, the timing and extent of anticipated production facilities expansions, changes in tax laws and regulations or the interpretation of tax laws and regulations, adverse weather conditions, the impact of regulation and litigation and risks and uncertainties associated with our new business lines, including the risk of obtaining anticipated regulatory approvals in Canada and under applicable US federal, state and municipal approvals relating to the hemp business, as well as the progress of legalization of cannabis for medicinal and adult recreational uses in other jurisdictions and uncertainties with respect to the future growth and profitability of these businesses and the future growth in the markets in which they participate. Additionally, in Canada, adult use is permitted for dried flower and oil, but derivative product regulation (vapes, edibles, etc.) are not yet in force and not expected until the end of the year. Earnings before interest, taxes, depreciation and amortization (“EBITDA”) adjusted earnings before interest, taxes, depreciation and amortization (“Adjusted EBITDA”) and Adjusted Net Debt NON-GAAP are not measures of results of operations or financial condition under International Financial Reporting Standards ( IFRS ) or generally accepted accounting principles in the United States INFORMATION (“U.S. GAAP”) and should not be considered as alternatives to other IFRS or U.S. GAAP measurements. We have presented EBITDA and Adjusted EBITDA to adjust for the certain items because we believe that it would be helpful to understand the impact of these items on our reported results. This presentation enables investors to better compare our results to similar companies that may not incur the sporadic impact of various items identified above. Management acknowledges that there are many items that impact a company's reported results and this list is not intended to present all items that may have impacted these results. EBITDA, Adjusted EBITDA, Adjusted Net Debt and any ratios calculated based on these measures are not necessarily comparable to similarly-titled measures used by other companies. Pyxus International, Inc. owns a number of direct and indirect subsidiaries and investments in joint ventures and other companies. From time to time, we may refer individually SEPARATE or collectively to Pyxus and one or more of our subsidiaries, joint ventures or investee companies as “we” or “Pyxus Companies,” or to the businesses, assets, debts or affairs of LEGAL ENTITIES Pyxus or a subsidiary, joint venture or investee company as “ours.” These and similar references are for convenience only and should not be construed to change the fact that Pyxus International, Inc. and each subsidiary, joint venture and investee company is a distinct legal entity with separate management, operations, obligations and affairs.Legal Disclosures This presentation may include forward-looking information or “forward-looking statements” within the meaning of applicable securities laws. These statements are based on current FORWARD-LOOKING expectations of future events. Such statements may include, but are not limited to, statements about future financial and operating results, plans, objectives, expectations and intentions and STATEMENTS other statements that are not historical facts. Such statements are based on the current beliefs and expectations of management and are subject to significant risks and uncertainties. If underlying assumptions prove inaccurate or known or unknown risks or uncertainties materialize, actual results may differ materially from those currently anticipated, expected or projected. The following factors, among others, could cause actual results to differ from those expressed or implied by the forward-looking statements: changes in the timing of anticipated shipments, currency and interest rate fluctuations, shifts in the global supply and demand position for cannabis and hemp, the ability to develop product-line expansions, the timing and extent of anticipated production facilities expansions, changes in tax laws and regulations or the interpretation of tax laws and regulations, adverse weather conditions, the impact of regulation and litigation and risks and uncertainties associated with our new business lines, including the risk of obtaining anticipated regulatory approvals in Canada and under applicable US federal, state and municipal approvals relating to the hemp business, as well as the progress of legalization of cannabis for medicinal and adult recreational uses in other jurisdictions and uncertainties with respect to the future growth and profitability of these businesses and the future growth in the markets in which they participate. Additionally, in Canada, adult use is permitted for dried flower and oil, but derivative product regulation (vapes, edibles, etc.) are not yet in force and not expected until the end of the year. Earnings before interest, taxes, depreciation and amortization (“EBITDA”) adjusted earnings before interest, taxes, depreciation and amortization (“Adjusted EBITDA”) and Adjusted Net Debt NON-GAAP are not measures of results of operations or financial condition under International Financial Reporting Standards ( IFRS ) or generally accepted accounting principles in the United States INFORMATION (“U.S. GAAP”) and should not be considered as alternatives to other IFRS or U.S. GAAP measurements. We have presented EBITDA and Adjusted EBITDA to adjust for the certain items because we believe that it would be helpful to understand the impact of these items on our reported results. This presentation enables investors to better compare our results to similar companies that may not incur the sporadic impact of various items identified above. Management acknowledges that there are many items that impact a company's reported results and this list is not intended to present all items that may have impacted these results. EBITDA, Adjusted EBITDA, Adjusted Net Debt and any ratios calculated based on these measures are not necessarily comparable to similarly-titled measures used by other companies. Pyxus International, Inc. owns a number of direct and indirect subsidiaries and investments in joint ventures and other companies. From time to time, we may refer individually SEPARATE or collectively to Pyxus and one or more of our subsidiaries, joint ventures or investee companies as “we” or “Pyxus Companies,” or to the businesses, assets, debts or affairs of LEGAL ENTITIES Pyxus or a subsidiary, joint venture or investee company as “ours.” These and similar references are for convenience only and should not be construed to change the fact that Pyxus International, Inc. and each subsidiary, joint venture and investee company is a distinct legal entity with separate management, operations, obligations and affairs.

Established Fully integrated Established footprint agricultural and solution to capitalize in Canada and consumer on global cannabinoid fast-growing US CBD products company opportunity market Scalable model Delivering & uniquely Disciplined which can be positioned for next growth strategy replicated across a generations of trusted global footprint consumer productsEstablished Fully integrated Established footprint agricultural and solution to capitalize in Canada and consumer on global cannabinoid fast-growing US CBD products company opportunity market Scalable model Delivering & uniquely Disciplined which can be positioned for next growth strategy replicated across a generations of trusted global footprint consumer products

Established Agricultural And Consumer Products Company Focused On Next Generation Products Global company with 145 years of agronomy experience Fiscal 2018 sales and operating revenues of ±$1.9B; Adjusted EBITDA of ±$170.8M1 Access to ~20.6 million square feet globally Trusted provider of responsibly-sourced, independently-verified, sustainable and traceable products and ingredients Unique product offerings, through our affiliates, that include high-quality, distinct brands and products History of having a positive impact on contracted farmers, suppliers, customers and environment Responsible and diverse Board of Directors 1Please reference the reconciliation table included on Appendix A.

Building A Seed-to-consumer Global Consumer Building A Seed-To-Consumer Products Company Global Consumer Products Company Pyxus Companies do not participate in markets where cannabis is illegal, and participate in legal cannabis markets in compliance with all applicable laws. Pyxus Companies participate in industrial hemp in the United States in compliance with applicable federal and state laws and agricultural pilot program requirements. *Includes potential products not in production or development.Building A Seed-to-consumer Global Consumer Building A Seed-To-Consumer Products Company Global Consumer Products Company Pyxus Companies do not participate in markets where cannabis is illegal, and participate in legal cannabis markets in compliance with all applicable laws. Pyxus Companies participate in industrial hemp in the United States in compliance with applicable federal and state laws and agricultural pilot program requirements. *Includes potential products not in production or development.

Well-positioned To Capitalize 1 On The $146B Global Cannabinoid Market Opportunity Through A Fully Integrated Solution Across The Value Chain 2 2 Flavor & vapor liquid expertise Consumer Products, Hemp Consumer Products, Cannabis for current and next generation Production, Cannabinoid Growing, Cannabinoid products Extraction, Sales, Marketing Extraction & Processing & Distribution Pyxus Companies do not participate in markets where cannabis is illegal, and participate in legal cannabis markets in compliance with all applicable laws. Pyxus Companies participate in industrial hemp in the United States in compliance with applicable federal and state laws and agricultural pilot program requirements. 1Grand View Research, Legal Marijuana Market by 2025, April 2018 2Non-consolidated joint venture Well-positioned To Capitalize 1 On The $146B Global Cannabinoid Market Opportunity Through A Fully Integrated Solution Across The Value Chain 2 2 Flavor & vapor liquid expertise Consumer Products, Hemp Consumer Products, Cannabis for current and next generation Production, Cannabinoid Growing, Cannabinoid products Extraction, Sales, Marketing Extraction & Processing & Distribution Pyxus Companies do not participate in markets where cannabis is illegal, and participate in legal cannabis markets in compliance with all applicable laws. Pyxus Companies participate in industrial hemp in the United States in compliance with applicable federal and state laws and agricultural pilot program requirements. 1Grand View Research, Legal Marijuana Market by 2025, April 2018 2Non-consolidated joint venture

Flavor and Vapor Liquid ExpertiseFlavor and Vapor Liquid Expertise

PRODUCTS KEY FACTS • White label and premium branded vapor liquid • 19,000 sq. ft. GMP facility • Food grade flavoring and flavor formulation • Expertise in food-grade, molecular flavor formulation • Automated bottling and pod filling and assembly • Vapable oils manufacturer registered with FDA • Extensive library of registered flavors with FDA • Ingredients are toxicologically verified • Multiple PhDs in Chemistry; expertise in food science, and product quality analytics PRODUCTS KEY FACTS • White label and premium branded vapor liquid • 19,000 sq. ft. GMP facility • Food grade flavoring and flavor formulation • Expertise in food-grade, molecular flavor formulation • Automated bottling and pod filling and assembly • Vapable oils manufacturer registered with FDA • Extensive library of registered flavors with FDA • Ingredients are toxicologically verified • Multiple PhDs in Chemistry; expertise in food science, and product quality analytics

Consumer Products, Hemp, Cannabinoid Extraction, Sales, Marketing, and Distribution Pyxus Companies participate in industrial hemp in the United States in compliance with applicable federal and state laws and agricultural pilot program requirements.Consumer Products, Hemp, Cannabinoid Extraction, Sales, Marketing, and Distribution Pyxus Companies participate in industrial hemp in the United States in compliance with applicable federal and state laws and agricultural pilot program requirements.

PYXUS


CRITICALITY™


CONTRACTED HEMP VOLUME[1,2]
Kg/year, in thousands
58
427
2019
Target 2022
EXTRACTION CAPACITY[1,2]
Kg/year, in thousands
80
417
2019
Target 2022
CBD OUTPUT[1,2]
Kg/year
2,458
2,212
246
33,099
23,997
9,102
2019
Target 2022
Bulk Oil
Isolate

[1]Full capacity achieved in 2021
[2]Does not include projected international expansion

KEY FACTS

- Location: North Carolina, US
- Highly specialized in proprietary environmentally-friendly supercritical extraction and specialization processes
- 55,000 sq. ft. facility with an additional 40,000 sq. ft. capacity
- Designed to meet dietary supplement standards
- Advanced degrees in science and chemistry; 20+ years' experience in supercritical fluid technology

Pyxus Companies participate in industrial hemp in the United States in compliance with applicable federal and state laws and agricultural pilot program requirements.

Consumer Products, Cannabis Growing, Cannabinoid Extraction, and Processing Pyxus Companies do not participate in markets where cannabis is illegal, and participate in legal cannabis markets in compliance with all applicable laws. Consumer Products, Cannabis Growing, Cannabinoid Extraction, and Processing Pyxus Companies do not participate in markets where cannabis is illegal, and participate in legal cannabis markets in compliance with all applicable laws.

PYXUS



FI
GR
TM



SQUARE FOOTAGE[1,2]
In thousands
1,165
East 330
Norfolk 835
East 24
Norfolk 20
2019
Target 2021
EXTRACTION CAPACITY[2]
Kg/year, in thousands
100
East 40
Norfolk 60
East 4
Norfolk 0
2019
Target 2021
GROWING CAPACITY[1]
Kg/year, in thousands
168
East 40
Norfolk 128
East 1
Norfolk 1
2019
Target 2021

KEY FACTS

EAST

- Location: Prince Edward Island, Canada
- Cultivating since 2016
- Five generations of farming and horticulture
- Selling since 2017 (medical) and 2018 (adult-use)

NORFOLK

- Location: Ontario, Canada
- Cultivating since 2018
- 20 years' agricultural and production experience
- 30 years' entrepreneurial experience

[1]Construction of 1.148M sq. ft. targeted for completion by 2021, full growing capacity targeted by 2022
[2]Does not include projected international expansion

Pyxus Companies do not participate in markets where cannabis is illegal, and participate in legal cannabis markets in compliance with all applicable laws.

Consumer Products Strategy

Continuous development of an innovative, consumer-focused product portfolio informed by in-depth market segmentation data

SEGMENTATION
Creating customer-centric products



SPIRITUALISTS
EXPLORERS
FRUGALS
PURISTS
HEDONISTS
EXPERIENCERS

FIGR™

PRE-ROLL



#2 Pre-rolls BRAND[1]

DRIEDFLOWER



#3 Flowers BRAND[1]

CANNABIS OIL



#4 Oil BRAND[1]

KORENT

VAPABLE OILS



OIL DROPS



Pyxus Companies do not participate in markets where cannabis is illegal, and participate in legal cannabis markets in compliance with all applicable laws. Pyxus Companies participate in industrial hemp in the United States in compliance with applicable federal and state laws and agricultural pilot program requirements.

[1] Retail scan data, Prince Edward Island and Nova Scotia, latest 13 weeks, ending March 23-24, 2019

Positioned For Next Generation Of Trusted Consumer Products* Investment in extraction and flavor science enables next-gen product development Pod-Based Adult Energy Drinks Snacks & Condiments & Food Vapable Oils Beverages & Casual Beverages Appetizers Enhancements CBD/HEMP- DERIVED Other forms: balms, oils, patches, sprays Topical Creams Gel Pod-based Liniment & Lotions Capsules Vapable Oils Pyxus Companies do not participate in markets where cannabis is illegal, and participate in legal cannabis markets in compliance with all *Examples of potential for product expansion. Other than the Korent liniment and creams and lotions, Pyxus companies and its applicable laws. Pyxus Companies participate in industrial hemp in the United States in compliance with applicable federal and state laws and joint ventures have no such products in development. agricultural pilot program requirements.Positioned For Next Generation Of Trusted Consumer Products* Investment in extraction and flavor science enables next-gen product development Pod-Based Adult Energy Drinks Snacks & Condiments & Food Vapable Oils Beverages & Casual Beverages Appetizers Enhancements CBD/HEMP- DERIVED Other forms: balms, oils, patches, sprays Topical Creams Gel Pod-based Liniment & Lotions Capsules Vapable Oils Pyxus Companies do not participate in markets where cannabis is illegal, and participate in legal cannabis markets in compliance with all *Examples of potential for product expansion. Other than the Korent liniment and creams and lotions, Pyxus companies and its applicable laws. Pyxus Companies participate in industrial hemp in the United States in compliance with applicable federal and state laws and joint ventures have no such products in development. agricultural pilot program requirements.

Consumer Confidence, With End-to-end Immutable Product Tracking Over 50% of consumers rank trust in ingredients 1 as top product consideration Over 45% of consumers want to understand what ingredients go into their product and 1 how it is made 73% of consumers consider it important to buy 1 local cannabis SM SENTRI Proprietary Blockchain-type Platform – Product Origins, Process, Products, Point Of Sale Pyxus Companies do not participate in markets where cannabis is illegal, and participate in legal cannabis markets in compliance with all applicable laws. 1 Commisioned primary research IPSOS, May 2018Consumer Confidence, With End-to-end Immutable Product Tracking Over 50% of consumers rank trust in ingredients 1 as top product consideration Over 45% of consumers want to understand what ingredients go into their product and 1 how it is made 73% of consumers consider it important to buy 1 local cannabis SM SENTRI Proprietary Blockchain-type Platform – Product Origins, Process, Products, Point Of Sale Pyxus Companies do not participate in markets where cannabis is illegal, and participate in legal cannabis markets in compliance with all applicable laws. 1 Commisioned primary research IPSOS, May 2018

Leaders of Growth: Broadway Hemp Company was founded in the spring of 2018 by Rudy Mullis and Ryan Patterson. The Patterson family are fourth generation farmers and have 25 years of greenhouse farming experience. With over 50,000 square feet under greenhouses and 40 acres outdoors, Broadway Hemp Company is one of the largest hemp growing operations in NC. Broadway, North Carolina United States Pyxus Companies participate in industrial hemp in the United States in compliance with applicable federal and state laws and agricultural pilot program requirements.Leaders of Growth: Broadway Hemp Company was founded in the spring of 2018 by Rudy Mullis and Ryan Patterson. The Patterson family are fourth generation farmers and have 25 years of greenhouse farming experience. With over 50,000 square feet under greenhouses and 40 acres outdoors, Broadway Hemp Company is one of the largest hemp growing operations in NC. Broadway, North Carolina United States Pyxus Companies participate in industrial hemp in the United States in compliance with applicable federal and state laws and agricultural pilot program requirements.

Scalable model that can be replicated worldwide in markets expected to legalize hemp and cannabis in the near future Pyxus Operating Locations 1 LEGAL STATUS OF CBD AND THC All products Hemp CBD legal Hemp CBD, All products illegal or cannabis medicinal, or fully legal decriminalized adult-use legal 1Prohibition Partners 2019 Reports, local regulation data, EY analysisScalable model that can be replicated worldwide in markets expected to legalize hemp and cannabis in the near future Pyxus Operating Locations 1 LEGAL STATUS OF CBD AND THC All products Hemp CBD legal Hemp CBD, All products illegal or cannabis medicinal, or fully legal decriminalized adult-use legal 1Prohibition Partners 2019 Reports, local regulation data, EY analysis

A Disciplined Growth Strategy INCREASE DIFFERENTIATED GEOGRAPHIC CAPACITY INNOVATION EXPANSIONA Disciplined Growth Strategy INCREASE DIFFERENTIATED GEOGRAPHIC CAPACITY INNOVATION EXPANSION

Pyxus Companies do not participate in markets where cannabis is illegal, and participate in legal cannabis markets in compliance with all applicable laws. Pyxus Companies participate in industrial hemp in the United States in compliance with applicable federal and state laws and agricultural pilot program requirements.Pyxus Companies do not participate in markets where cannabis is illegal, and participate in legal cannabis markets in compliance with all applicable laws. Pyxus Companies participate in industrial hemp in the United States in compliance with applicable federal and state laws and agricultural pilot program requirements.

Appendix AAppendix A

(1) Earn in g s b efore in teres t, taxes , d ep reciation an d am ortization (“EBITDA”) an d ad ju s ted earn in g s b efore in teres t, taxes , d ep reciation an d am ortization (“Ad ju s ted EBITDA”) are n ot m eas u res of res u lts of op eration s u n d er g en erally accep ted accou n tin g p rin cip les in th e Un ited S tates (“U.S . GAAP ”) an d s h ou ld n ot b e con s id ered as an altern ative to oth er U.S . GAAP m eas u rem en ts . W e h ave p res en ted PYXUS INTERNATIONAL, INC. EBITDA an d Ad ju s ted EBITDA to ad ju s t for th e item s id en tified ab ove b ecau s e we b elieve th at it wou ld b e h elp fu l to th e read ers of ou r fin an cial in form ation to u n d ers tan d th e im p act of th es e item s on ou r rep orted res u lts . Th is p res en tation en ab les read ers to b etter com p are ou r res u lts to s im ilar com p an ies th at m ay n ot in cu r th e s p orad ic im p act of variou s item s id en tified ab ove. Man ag em en t ackn owled g es RECONCILIATION OF ADJUSTED EARNINGS BEFORE INTEREST, TAXES, th at th ere are m an y item s th at im p act a com p an y's rep orted res u lts an d th is lis t is n ot in ten d ed to RECONCILIATION OF ADJUSTED EARNINGS BEFORE INTEREST, p res en t all item s th at m ay h ave im p acted th es e res u lts . EBITDA, Ad ju s ted EBITDA an d an y ratios T D A EX PE RS EC ,D IE AP TI R O EN C A IA N TIO D AN M A ON RD TI A ZA MT O IO RN TI Z (“A ATIO DJU N S T (“A EDD E JU BIS TD TA ED ”) (E 1) B (IT UD nau A”) di ted) calcu lated b as ed on th es e m eas u res are n ot n eces s arily com p arab le to s im ilarly-titled m eas u res u s ed (1) (UNAUDITED) b y oth er com p an ies or ap p earin g in ou r d eb t ob lig ation s or ag reem en ts . EBITDA an d Ad ju s ted EBITDA FYE as p res en ted m ay n ot eq u al colu m n or row totals d u e to rou n d in g . (in thousands) March 31, 2018 (2) As a res u lt of ad op tion of s tan d ard AS U No. 2017-07 related to Com p en s ation -Retirem en t Ben efits U.S. GAAP - Net Income(loss) attributable to Alliance One International, on Ap ril 1, 2018, th e fis cal year en d ed March 31, 2018 reflects a reclas s ification of $1,301 from S G&A to (9) Inc. $ 52, 436 In teres t exp en s e. Plus: Interest expense(2) 134,279 (3) Rep res en ts in com e (in clu d ed in Oth er in com e (exp en s e)) from cas h received in th e p eriod Plus: Income tax expense (benefit) (58,764) p res en ted from th e s ale of Brazilian in tras tate trad e tax cred its th at h ad b een g en erated b y in tras tate p u rch as es of tob acco p rim arily in p rior crop years . Th e Brazilian s tates of Rio Gran d e d o S u l an d Plus: Depreciation and amortization expense 33, 598 S an ta Catarin a p erm it th e s ale or tran s fer of exces s cred its to th ird p arties s u b ject to ap p roval b y th e related tax au th orities . Th e Com p an y h as lon g -term ag reem en ts with th es e Brazilian s tate g overn m en ts EBITDA (1) 161 ,549 reg ard in g th e am ou n ts an d tim in g of cred its th at can b e s old . In tras tate trad e tax cred its th at are n ot ab le to b e s old u n d er exis tin g ag reem en ts are cap italized in to th e cos t of th e cu rren t crop an d are Plus: Reserves for (recoveries on) doubtful customer receivables (151) exp en s ed as cos t of g ood s an d s ervices s old as th at crop is s old . Plus: Non-cash employee stock based compensation 1, 135 (4) In clu d es exp en s es in cu rred as s ociated with th e d evelop m en t an d in itial im p lem en tation of th e On e Less: Other income (expense) 14, 382 Tom orrow b u s in es s tran s form ation s trateg y, in clu d in g b u s in es s d evelop m en t exp en s es con s is tin g of Plus: Fully reserved recovery of tax (3) 11,835 leg al, s trateg ic con s u ltin g , b u s in es s b rokerag e an d oth er p rofes s ion al fees , com m u n ication s exp en s es con s is tin g p rin cip ally of fees to b ran d in g con s u ltan ts an d for tran s lation s ervices , an d h u m an Plus: Restructuring and asset impairment charges 383 res ou rces exp en s es , in clu d in g p rim arily p rofes s ion al fees related to recru itin g an d em p loyee Plus: Costs associated with transformation related to One Tomorrow com m u n ication s . new business initiatives, not anticipated to be recurring costs(4) 6, 593 (5) In clu d es exp en s es in cu rred as s ociated with th e in tern al reorg an ization of leg al en tities with in th e Plus: Costs associated with reorganization of legal entities(5) 469 leaf tob acco s eg m en ts of th e com p an y to alig n with op eration s , in clu d in g leg al, s trateg ic an d tax Plus: Costs associated with the 2017 U.S. Tax Reform Act(6) 531 con s u ltin g exp en s es . Plus: Debt retirement expense (income) (2,975) (6) In clu d es con s u ltin g exp en s es in cu rred as s ociated with th e im p lem en tation of th e 2017 U.S . Tax Plus: Amortization of basis difference - CBT investment(7) 1, 519 Reform Act, wh ich b ecam e effective J an u ary 1, 2018. Plus: Kenyan investigation legal & professional costs 1,980 (7) Related to a form er Brazilian s u b s id iary th at is n ow d econ s olid ated followin g th e com p letion of a Less: Kenyan green leaf operation Adjusted EBITDA(8) (2,329) join t ven tu re in March 2014. Adjusted EBITDA(1) $ 170,815 (8) Ad ju s ted EBITDA of ou r form er g reen leaf s ou rcin g op eration in Ken ya is calcu lated on th e s am e b as is as Ad ju s ted EBITDA p res en ted in th is tab le. In fis cal year 2016 we d ecid ed to exit g reen leaf (9) Alliance One International, Inc. changed its name to Pyxus International, Inc. on September 12, 2018. s ou rcin g in th e Ken yan m arket as p art of ou r res tru ctu rin g p rog ram .(1) Earn in g s b efore in teres t, taxes , d ep reciation an d am ortization (“EBITDA”) an d ad ju s ted earn in g s b efore in teres t, taxes , d ep reciation an d am ortization (“Ad ju s ted EBITDA”) are n ot m eas u res of res u lts of op eration s u n d er g en erally accep ted accou n tin g p rin cip les in th e Un ited S tates (“U.S . GAAP ”) an d s h ou ld n ot b e con s id ered as an altern ative to oth er U.S . GAAP m eas u rem en ts . W e h ave p res en ted PYXUS INTERNATIONAL, INC. EBITDA an d Ad ju s ted EBITDA to ad ju s t for th e item s id en tified ab ove b ecau s e we b elieve th at it wou ld b e h elp fu l to th e read ers of ou r fin an cial in form ation to u n d ers tan d th e im p act of th es e item s on ou r rep orted res u lts . Th is p res en tation en ab les read ers to b etter com p are ou r res u lts to s im ilar com p an ies th at m ay n ot in cu r th e s p orad ic im p act of variou s item s id en tified ab ove. Man ag em en t ackn owled g es RECONCILIATION OF ADJUSTED EARNINGS BEFORE INTEREST, TAXES, th at th ere are m an y item s th at im p act a com p an y's rep orted res u lts an d th is lis t is n ot in ten d ed to RECONCILIATION OF ADJUSTED EARNINGS BEFORE INTEREST, p res en t all item s th at m ay h ave im p acted th es e res u lts . EBITDA, Ad ju s ted EBITDA an d an y ratios T D A EX PE RS EC ,D IE AP TI R O EN C A IA N TIO D AN M A ON RD TI A ZA MT O IO RN TI Z (“A ATIO DJU N S T (“A EDD E JU BIS TD TA ED ”) (E 1) B (IT UD nau A”) di ted) calcu lated b as ed on th es e m eas u res are n ot n eces s arily com p arab le to s im ilarly-titled m eas u res u s ed (1) (UNAUDITED) b y oth er com p an ies or ap p earin g in ou r d eb t ob lig ation s or ag reem en ts . EBITDA an d Ad ju s ted EBITDA FYE as p res en ted m ay n ot eq u al colu m n or row totals d u e to rou n d in g . (in thousands) March 31, 2018 (2) As a res u lt of ad op tion of s tan d ard AS U No. 2017-07 related to Com p en s ation -Retirem en t Ben efits U.S. GAAP - Net Income(loss) attributable to Alliance One International, on Ap ril 1, 2018, th e fis cal year en d ed March 31, 2018 reflects a reclas s ification of $1,301 from S G&A to (9) Inc. $ 52, 436 In teres t exp en s e. Plus: Interest expense(2) 134,279 (3) Rep res en ts in com e (in clu d ed in Oth er in com e (exp en s e)) from cas h received in th e p eriod Plus: Income tax expense (benefit) (58,764) p res en ted from th e s ale of Brazilian in tras tate trad e tax cred its th at h ad b een g en erated b y in tras tate p u rch as es of tob acco p rim arily in p rior crop years . Th e Brazilian s tates of Rio Gran d e d o S u l an d Plus: Depreciation and amortization expense 33, 598 S an ta Catarin a p erm it th e s ale or tran s fer of exces s cred its to th ird p arties s u b ject to ap p roval b y th e related tax au th orities . Th e Com p an y h as lon g -term ag reem en ts with th es e Brazilian s tate g overn m en ts EBITDA (1) 161 ,549 reg ard in g th e am ou n ts an d tim in g of cred its th at can b e s old . In tras tate trad e tax cred its th at are n ot ab le to b e s old u n d er exis tin g ag reem en ts are cap italized in to th e cos t of th e cu rren t crop an d are Plus: Reserves for (recoveries on) doubtful customer receivables (151) exp en s ed as cos t of g ood s an d s ervices s old as th at crop is s old . Plus: Non-cash employee stock based compensation 1, 135 (4) In clu d es exp en s es in cu rred as s ociated with th e d evelop m en t an d in itial im p lem en tation of th e On e Less: Other income (expense) 14, 382 Tom orrow b u s in es s tran s form ation s trateg y, in clu d in g b u s in es s d evelop m en t exp en s es con s is tin g of Plus: Fully reserved recovery of tax (3) 11,835 leg al, s trateg ic con s u ltin g , b u s in es s b rokerag e an d oth er p rofes s ion al fees , com m u n ication s exp en s es con s is tin g p rin cip ally of fees to b ran d in g con s u ltan ts an d for tran s lation s ervices , an d h u m an Plus: Restructuring and asset impairment charges 383 res ou rces exp en s es , in clu d in g p rim arily p rofes s ion al fees related to recru itin g an d em p loyee Plus: Costs associated with transformation related to One Tomorrow com m u n ication s . new business initiatives, not anticipated to be recurring costs(4) 6, 593 (5) In clu d es exp en s es in cu rred as s ociated with th e in tern al reorg an ization of leg al en tities with in th e Plus: Costs associated with reorganization of legal entities(5) 469 leaf tob acco s eg m en ts of th e com p an y to alig n with op eration s , in clu d in g leg al, s trateg ic an d tax Plus: Costs associated with the 2017 U.S. Tax Reform Act(6) 531 con s u ltin g exp en s es . Plus: Debt retirement expense (income) (2,975) (6) In clu d es con s u ltin g exp en s es in cu rred as s ociated with th e im p lem en tation of th e 2017 U.S . Tax Plus: Amortization of basis difference - CBT investment(7) 1, 519 Reform Act, wh ich b ecam e effective J an u ary 1, 2018. Plus: Kenyan investigation legal & professional costs 1,980 (7) Related to a form er Brazilian s u b s id iary th at is n ow d econ s olid ated followin g th e com p letion of a Less: Kenyan green leaf operation Adjusted EBITDA(8) (2,329) join t ven tu re in March 2014. Adjusted EBITDA(1) $ 170,815 (8) Ad ju s ted EBITDA of ou r form er g reen leaf s ou rcin g op eration in Ken ya is calcu lated on th e s am e b as is as Ad ju s ted EBITDA p res en ted in th is tab le. In fis cal year 2016 we d ecid ed to exit g reen leaf (9) Alliance One International, Inc. changed its name to Pyxus International, Inc. on September 12, 2018. s ou rcin g in th e Ken yan m arket as p art of ou r res tru ctu rin g p rog ram .